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Exhibit 10.1

PROMISSORY NOTE

$225,000.00	March 1, 2007

        FOR VALUE RECEIVED, the undersigned Hicks Acquisition Company I, Inc., a Delaware corporation ("Maker" or the "Company"), whose address is 100 Crescent Court, Suite 1200, Dallas, Texas 75201, hereby unconditionally promises to pay to the order of Thomas O. Hicks, an individual ("Payee"), at Payee's office at 100 Crescent Court, Suite 1200, Dallas, Texas 75201, the sum of TWO HUNDRED TWENTY-FIVE THOUSAND AND 00/100 DOLLARS ($225,000.00), in legal and lawful money of the United States of America.

        This is a non-interest bearing note.

        The entire unpaid principal balance of this Note shall be due and payable upon the earlier of December 31, 2007 or the consummation of a public offering of the Company's securities.

        If payment of this Note or any installment of this Note is not made when due, the entire indebtedness hereunder, at the option of Payee, shall immediately become due and payable, and Payee shall be entitled to pursue any or all remedies to which Payee is entitled hereunder, or at law or in equity.

        Any provision herein, or in any document securing this Note, or any other document executed or delivered in connection herewith, or in any other agreement or commitment, whether written or oral, expressed or implied, to the contrary notwithstanding, neither Payee nor any holder hereof shall in any event be entitled to receive or collect, nor shall or may amounts received hereunder be credited, so that Payee or any holder hereof shall be paid, as interest, a sum greater than the maximum amount permitted by applicable law to be charged to the person, partnership, firm or corporation primarily obligated to pay this Note at the time in question.

        This Note may be prepaid, in whole or in part, without penalty. This Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought. The Loan evidenced by this Note is made solely for business purposes and is not for personal, family, household or agricultural purposes.

        THIS NOTE IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF TEXAS. EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATE MAY APPLY TO THE TERMS HEREOF, THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS NOTE. IN THE EVENT OF A DISPUTE INVOLVING THIS NOTE OR ANY OTHER INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, THE UNDERSIGNED PARTIES IRREVOCABLY AGREE THAT VENUE FOR SUCH DISPUTE SHALL LIE IN ANY COURT OF COMPETENT JURISDICTION IN DALLAS COUNTY, TEXAS.

        Service of any notice by Maker to Payee or by Payee to Maker, shall be mailed, postage prepaid by certified United States mail, return receipt requested, at the address for such party set forth in this Note, or at such subsequent address provided to the other party hereto in the manner set forth in this paragraph for all notices. Any such notice shall be deemed given three (3) days after deposit thereof in an official depository under the care and custody of the United States Postal Service.

        Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, the undersigned and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this Note, in addition to the principal and interest due and payable hereon, reasonable attorneys' and collection fees.

        The undersigned and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, notice of acceleration, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

        The undersigned hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by the payee on this Note, any and every right it may have to (i) injunctive relief, (ii) a trial by jury, (iii) interpose any counterclaim therein and (iv) have the same consolidated with any other or separate suit, action or proceeding. Nothing herein contained shall prevent or prohibit the undersigned from instituting or maintaining a separate action against payee with respect to any asserted claim.

        This Note represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

        EXECUTED AND AGREED as of the dated first above written.

        HICKS ACQUISITION COMPANY I, INC.,
        a Delaware corporation

By:	/s/ Joseph B. Armes Joseph B. Armes Executive Vice President

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